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                   FIRST AMENDMENT TO ASSET EXCHANGE AGREEMENT

         This First Amendment to Asset Exchange Agreement (this "AMENDMENT"), dated as of May 14, 1999, by and among Glendale Broadcasting, Inc., an Arizona corporation ("GLENDALE INC."), KLNZ License Company, LLC, a Delaware limited liability company ("KLNZ LLC") and Heftel Broadcasting Corporation, a Delaware corporation ("HEFTEL").

                                   WITNESSETH:

         WHEREAS, Glendale, KLNZ LLC and Heftel have executed an Asset Exchange Agreement, dated April 14, 1999 (the "AGREEMENT"), pursuant to which, the parties have agreed to exchange the Transferred Assets associated with the Stations, pursuant to the terms therein; and

         WHEREAS, performance by Glendale and KLNZ LLC of their obligations under the Agreement have been guaranteed by their corporate parent, Z-Spanish Media Corporation, a Delaware corporation ("GUARANTOR") pursuant to a Guaranty Agreement ("GUARANTY") with Heftel executed contemporaeously with the Agreement on April 14, 1999; and

         WHEREAS, in order to comply with certain requirements under a Credit Agreement between Glendale, Azle Broadcasting, Inc., the Lenders parties thereto, City National Bank and Union Bank of California, N.A., as Managing Agent and City National Bank, as Administrative Agent, dated as of February 3, 1999, as amended by the First Amendment to Credit Agreement dated March 12, 1999 ("CREDIT AGREEMENT"), KLNZ LLC may not be a party to the Agreement and the parties have agreed to amend the Agreement in order to comport with the requirements of the Credit Agreement, without affecting the ability or desire of the parties to consummate the Agreement.

         NOW, THEREFORE, in consideration of the premises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1. The Agreement is hereby amended to remove KLNZ LLC as a signatory and party to the Agreement and KLNZ LLC shall be relieved of all rights, obligations and liabilities under the Agreement.

         2. Any and all representations, warranties and covenants in the Agreement as to the Z Spanish Transferred Assets and the organization, qualification and due authorization of KLNZ LLC shall remain, however, said representations, warranties and covenants shall be made by Guarantor in lieu of KLNZ LLC, and, where necessary, Guarantor shall cause KLNZ LLC to perform any obligations under the Agreement to effectuate and consummate the transactions contemplated therein. This Amendment shall not be construed to alter the pending FCC Assignment Applications for the exchange of the Governmental Licenses or the intent of the parties to have KLNZ LLC be the assignor of the Z-Spanish Governmental Licenses and to have

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KLNZ LLC be the assignee of the Heftel Governmental Licenses.

         3. The Agreement and the Guaranty is and shall continue to be in full force and effect, except as otherwise provided in this Amendment and except that all references in the Agreement to "this Agreement" or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment.

         4. Any and all defined terms which are not explicitly defined herein shall have the meaning ascribed to them in the Agreement.

         5. This Amendment may be signed in counterpart originals, which collectively shall have the same legal effect as if all signatures had appeared on the same physical document. This Amendment may be signed and exchanged by facsimile transmission, with the same legal effect as if the signatures had appeared in original handwriting on the same physical document.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first above written.

                                       Z-SPANISH MEDIA CORPORATION


                                       By: /s/ Amador S. Bustos
                                          ------------------------------------
                                               Amador S. Bustos, President



                                       GLENDALE BROADCASTING, INC.


                                       By: /s/ Amador S. Bustos
                                          ------------------------------------
                                               Amador S. Bustos, President


                                       KLNZ LICENSE COMPANY, LLC


                                       By: /s/ Amador S. Bustos
                                          ------------------------------------
                                               Amador S. Bustos, President



                                       HEFTEL BROADCASTING CORPORATION

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                                       By: /s/ Jeffrey T. Hinson
                                          ------------------------------------

                                       Its: Sr. Vice President & CFO
                                           -----------------------------------